                                                                 ARTHUR ANDERSEN




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19945 for Hartford Life Insurance Company Separate Account Two on Form N-4.



Hartford, Connecticut                                    /s/ Arthur Andersen LLP
September 20, 2000